                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  JANUARY 29, 2002
                                                 ------------------------------

                              MERCK & CO., INC.
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                  NEW JERSEY
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

           1-3305                                       22-1109110
-----------------------------------        ------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)


  ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ             08889-0100
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code         (908) 423-1000
                                                   ----------------------------

ITEM 5.  OTHER EVENTS
---------------------

Incorporated by reference is a press release issued by the Registrant on January 29, 2002, attached as Exhibit 99, concerning the Registrant's announcement that it plans to establish Merck-Medco, its pharmacy benefits management (PBM) subsidiary, as a separate, publicly traded company.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     Exhibit 99           Press release issued                  Filed with
                          January 29, 2002                      this document



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  MERCK & CO., Inc.



Date:  January 30, 2002                           By: /s/ Debra A. Bollwage
                                                  ---------------------------
                                                       DEBRA A. BOLLWAGE
                                                       Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                     Description
-------                    -----------

 99                        Press release issued January 29, 2002